UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2023

BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

On April 6, 2023, BorgWarner Inc. (the “Company”) disclosed the following information with regard to its equity incentive plans:

As of February 28, 2023, a total of 585,931 shares of common stock remained available for new awards to any participants under the BorgWarner Inc. 2018 Stock Incentive Plan (the “2018 Plan”) and a total of 1,613,534 shares of common stock remained available for new awards to participants who were employed by Delphi Technologies PLC prior to the Company’s acquisition of Delphi Technologies PLC in 2020 (together with the 2018 Plan, the “Existing Plans”). This amounts to a total of 2,199,465 shares of common stock that remained available for new awards under the Existing Plans. If the Company’s stockholders approve the BorgWarner Inc. 2023 Stock Incentive Plan (the “2023 Plan”) at the Company’s upcoming annual meeting, no additional awards will be granted under the Existing Plans, and the shares of common stock that remained available for new awards under the Existing Plans will no longer be available for issuance.

Furthermore, while there were approximately 3,388,000 shares issuable pursuant to granted but unvested full value awards outstanding under the Existing Plans as of December 31, 2022 as disclosed in the Company’s 2022 Annual Report on Form 10-K, that number fell to approximately 2,526,000 shares as of February 28, 2023 because of vesting of outstanding awards in February 2023 and the absence of regular grants of equity awards pending stockholder approval of the 2023 Plan. At both December 31, 2022 and February 28, 2023, there were no outstanding options to acquire common stock. The Company has not issued and will not issue any awards under the Existing Plans from February 28, 2023 through the date of the upcoming annual meeting.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: April 6, 2023	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary